            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris II Platinum Series Variable Annuity for Variable Separate Account of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2010, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009. We also consent to the incorporation by reference in such Registration Statement of our report dated April 27, 2010, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Separate Account at December 31, 2009, and the related statement of operations for the year then ended, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 26, 2010, except with respect to our opinion on the consolidated financial statements insofar as it relates to the change in presentation of discontinued operations and segments discussed in Note 1, which is as of November 5, 2010, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Current Report on Form 8-K dated November 5, 2010 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2010